UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) —December 7, 2009

ASSURED GUARANTY LTD.

(Exact name of registrant as specified in its charter)

Bermuda	001-32141	98-0429991
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Assured Guaranty Ltd.

30 Woodbourne Avenue

Hamilton HM 08 Bermuda

(Address of principal executive offices)

Registrant’s telephone number, including area code: (441) 279-5700

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)   On December 7, 2009, Michael J. Schozer, the President of Assured Guaranty Corp. (“AGC”), resigned from all positions as officer or director of Assured Guaranty Ltd. and its subsidiaries (collectively “Assured Guaranty”).  As previously announced he will remain an employee of Assured Guaranty through the end of 2009.  In connection with his resignation, Mr. Schozer entered into a letter agreement with AGC addressing separation matters, a copy of which is set forth as Exhibit 10.1 hereto and incorporated herein by reference.

Item 9.01                                         Financial Statements and Exhibits.

(d)  Exhibits

Exhibit
Number	Description

10.1	Letter Agreement dated December 7, 2009 between Michael J. Schozer and Assured Guaranty Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ASSURED GUARANTY LTD.

	By:	/s/ JAMES M. MICHENER
Name: James M. Michener
Title: General Counsel

DATE: December 8, 2009

EXHIBIT INDEX

Exhibit Number	Description

10.1	Letter Agreement dated December 7, 2009 between Michael J. Schozer and Assured Guaranty Corp.